UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2024

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA, 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 396-6830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKGN	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NKGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2024, the NKGen Biotech, Inc. (the “Company”) granted its Chief Executive Officer, Paul Song, and its interim Chief Financial Officer, James Graf, special one-time option awards (the “Options”) to purchase 2,000,000 and 500,000 shares of the Company’s common stock, respectively, under the Company’s 2023 Equity Incentive Plan (the “Plan”) in recognition of contributions made by each officer since the close of the Company going public transaction on September 29, 2023 and the deferral of a substantial portion of the officers’ 2024 compensation in connection with the Company’s previously disclosed challenges to pay its payroll obligations. The Options have a 10-year term and an exercise price equal to the closing price of the Company’s common stock on December 6, 2024. Mr. Song’s Option vests ratably in forty-eight equal monthly installments, subject to Mr. Song’s continued service through each vesting date. Mr. Graf’s Option vests twenty-five percent as of December 6, 2024, with the remaining seventy-five percent vesting ratably in thirty-six equal monthly installments, subject to Mr. Graf’s continued service through each vesting date.

The foregoing description of the Options does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Stock Option Grant Notice and Form of Stock Option Agreement under the Plan and, with respect to Mr. Song, the severance provisions of his Offer Letter, dated December 26, 2022, filed with the Company’s Form 10-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NKGEN BIOTECH, INC.
Date: December 12, 2024
/s/ Paul Y. Song
	Name:	Paul Y. Song
	Title:	Chief Executive Officer (Principal Executive Officer)

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